UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 10, 2022

HGR Liquidating Trust
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-53964

Maryland	85-6328984
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
         Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As described in the Current Report on Form 8-K filed by HGR Liquidating Trust, a Maryland statutory trust (the "Trust"), on July 7, 2020, pursuant to an Agreement and Declaration of Trust, on June 30, 2020, Hines Global REIT, Inc. transferred all of its assets and liabilities to the the Trust and received units of beneficial interest in the Trust (the “Units”) equal to the number of shares of Hines Global REIT, Inc.'s common stock outstanding as of June 30, 2020 (the "Transition"). Immediately thereafter, Hines Global REIT, Inc. distributed the Units pro rata to its stockholders such that one Unit was distributed for each share of Hines Global REIT, Inc.’s common stock and all stockholders of Hines Global REIT, Inc. became unitholders and beneficiaries of the Trust. Accordingly, all references to "the Company," "we" and "our" in this Current Report on Form 8-K, including the pro forma financial information included in Item 9.01, mean Hines Global REIT, Inc. for periods prior to the Transition and mean the Trust for periods subsequent to the Transition.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 10, 2022, Galleria Shopping Center, LLC and Galleria Parking Ramp, LLC, each a subsidiary of the Trust, sold Minneapolis Retail Center to 70th Street Properties, LLC. The Purchaser is not affiliated with HGR Liquidating Trust or its affiliates. The contract sales price for Minneapolis Retail Center was approximately $150.0 million, exclusive of credits, transaction costs, and closing prorations. Minneapolis Retail Center was the Company's final remaining property and this sale marks the completion of the Company's liquidation of its real property portfolio.

Item 8.01 Other Events.

Special Distribution and New Per Unit Net Asset Value

Following the completion of the sale of the Minneapolis Retail Center, the board of trustees of the Trust (the "Board"), authorized the Trust to declare a special distribution on the Trust's units, in an amount equal to $0.62 per unit, payable to the Trust’s unitholders of record at the close of business on March 17, 2022. This special distribution will be paid in cash on or around March 22, 2022 and will be designated by the Trust as a return of a portion of the unitholders’ invested capital and, as such, will reduce the unitholders’ remaining investment in the Trust.

After this special distribution is paid on or about March 22, 2022, the Company will have paid aggregate special distributions, including return of invested capital distributions and liquidating distributions, of approximately $9.47 per share/unit between January 2018 and March 2022. These special distributions reduced investors’ remaining investment.

In addition to the $9.47 of special distributions, the Company paid $5.64 of regular operating distributions since the inception of the Company, for a combined total of $15.11 in aggregate distributions paid to investors since inception. The amount of regular operating distributions received by each investor depends on when the investment was made and will be lower for those who invested after inception.

As described below, the Board determined a per Unit net asset value ("NAV") of $0.66 as of March 11, 2022. As a result of the declaration of the special distribution described above, the Trust’s per Unit NAV of $0.66 will be reduced by $0.62 per Unit to $0.04 per Unit effective March 17, 2022. There can be no assurances that investors will receive additional special distributions equal to the new estimated per unit NAV.

March 11, 2022 Per Unit NAV

On March 11, 2022, the Board determined a per Unit NAV of $0.66 as of March 11, 2022. This per Unit NAV was lower than the previously determined per Unit NAV of $2.09 as of December 31, 2020, primarily as a result of the $0.80 per Unit liquidating distribution paid by the Company in September 2021 and the $0.60 per Unit liquidating distribution paid by the Company during January 2022. See below for a description of how the prior per Unit NAV as of March 11, 2022 was determined.

Methodology

As described above, the Trust sold its final remaining property on March 10, 2022. As a result, the per Unit NAV of $0.66 as of March 11, 2022 was based on the values of other assets and liabilities such as cash, tenant receivables, accounts payable and accrued expenses, all of which were valued at cost, as well as an estimate of closing costs that the Trust would expect to incur in relation to the wind-down of the Company. No liquidity discounts or discounts relating to the fact that the Trust is externally managed were applied to the per Unit NAV and no attempt was made to value the Trust as an enterprise.

The table below sets forth the calculation of our per Unit NAV as of March 11, 2022 and December 31, 2020:

	March 11, 2022		December 31, 2020
	Gross Amount (in millions)	Per Unit	Gross Amount (in millions)	Per Unit
Real estate property investments	$—	$—	$597	$2.27
Cash and other assets	183	0.70	46	0.18
Debt obligations and other liabilities	(10)	(0.04)	(80)	(0.31)
Noncontrolling interests	—	—	—	—
Net Asset Value before closing costs	$173	$0.66	$563	$2.14
Estimated closing costs	—	—	(13)	(0.05)
NAV	$173	$0.66	$550	$2.09
Units outstanding	262		262

The Board determined the per Unit NAV by (i) utilizing the value of the Trust's other assets comprised of its cash, tenant and other receivables and other assets of $183.0 million, (ii) subtracting the values of its remaining liabilities comprised of its accounts payable and accrued expenses, due to affiliates, other liabilities and an estimate of costs in excess of income expected to be realized prior to the wind-down of the Company of $10.0 million and (iii) dividing the total by its Units outstanding as of March 11, 2022 of 262.0 million, resulting in a per Unit NAV of $0.66.

The per Unit NAV determined by the Board is not a representation, warranty or guarantee that (i) an investor would ultimately realize distributions per Unit equal to the per Unit NAV upon the completion of the liquidation of its remaining investment; (ii) the methodologies used to determine the per Unit NAV would be acceptable to FINRA. In addition, the Trust can make no claim as to whether the estimated value will or will not satisfy the applicable annual valuation requirements under ERISA and the Code with respect to employee benefit plans subject to ERISA and other retirement plans or accounts subject to Section 4975 of the Code that are investing in its Units.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference.

HGR Liquidating Trust (the successor to Hines Global REIT, Inc.)

Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of December 31, 2020
Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Period from July 1, 2020 through December 31, 2020
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2020
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibit furnished herewith, contains forward-looking statements (including, without limitation, statements concerning the new estimated per unit NAV and the payment of additional distributions) that are based on the Trust’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, the Trust’s ability to complete its wind down in an efficient manner, and those risks set forth in the “Risk Factors” section of the Trust's Annual Report on Form 10-K for the year ended December 31, 2020, as amended or supplemented by the Trust’s filings with the SEC. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Trust's results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Trust’s assumptions differ from actual results, the Trust’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HGR Liquidating Trust

March 16, 2022	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Secretary

HGR LIQUIDATING TRUST (the successor to Hines Global REIT, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On March 10, 2022, Galleria Shopping Center, LLC and Galleria Parking Ramp, LLC, each a subsidiary of HGR Liquidating Trust, sold Minneapolis Retail Center to 70th Street Properties, LLC (the “Purchaser”).

The following unaudited pro forma condensed consolidated financial information gives effect to the disposition of Minneapolis Retail Center, as well as the effect of the dispositions of The Rim, which the Company sold in May 2021 for a contract sales price of $219.7 million, exclusive of transaction costs and closing prorations, 25 Cabot, which the Company sold in August 2020 for a contract sales price of £380.0 million (approximately $498.8 million as of the date of the sale), exclusive of transaction costs, rent free adjustments (in respect of units which are currently under rent free periods) and closing prorations, and Riverside Center, which the Company sold in January 2020 for a contract sales price of $235.0 million, exclusive of transaction costs and closing prorations. In our opinion, all material adjustments necessary to reflect the effect of the above transaction have been made.

As noted in the Explanatory Note at the beginning of this Current Report on Form 8-K, all references to "the Company," "we" and "our" herein mean Hines Global REIT, Inc. for periods prior to June 30, 2020, when Hines Global REIT, Inc. transferred all of its assets and liabilities to HGR Liquidating Trust, and mean HGR Liquidating Trust for periods subsequent thereto.

HGR LIQUIDATING TRUST (the successor to Hines Global REIT, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of December 31, 2020
(In thousands)

The following unaudited Pro Forma Condensed Consolidated Statement of Net Assets is presented assuming the disposition of Minneapolis Retail Center, as well as the effect of the disposition of The Rim, had occurred as of December 31, 2020. This unaudited Pro Forma Condensed Consolidated Statement of Net Assets should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets and Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2020. This unaudited Pro Forma Condensed Consolidated Statement of Net Assets is not necessarily indicative of what the actual financial position would have been had we completed these transactions on December 31, 2020, nor does it purport to represent our future financial position.

	As of December 31, 2020 (a)	Adjustments for the disposition of Minneapolis Retail Center (b)		Prior Dispositions Pro Forma Adjustments (d)		Pro Forma
ASSETS
Investment property	$597,200	$(170,000)		$(225,678)		$201,522
Cash and cash equivalents	27,316	145,068	(c)	$216,718	(e)	389,102
Restricted cash	3,581	—		—		3,581
Derivative instruments	70	—		—		70
Tenant and other receivables	12,219	(1,310)		(4,036)		6,873
Other assets	2,802	(35)		(16)		2,751
Total assets	$643,188	$(26,277)		$(13,012)		$603,899
LIABILITIES
Liabilities:
Accounts payable and accrued expenses	$8,825	$(225)		$(4,858)		$3,742
Due to affiliates	2,348	1,451		2,189		5,988
Other liabilities	8,587	(608)		(1,781)		6,198
Liability for estimated costs in excess of estimated income	8,010	(5,519)		1,517		4,008
Note payable	65,668	—		—		65,668
Total liabilities	93,438	(4,901)		(2,933)		85,604

Minority Interest	44	—		—		44

Net assets in liquidation	$549,706	$(21,376)		$(10,079)		$518,251

See notes to unaudited pro forma condensed consolidated financial statements.

HGR LIQUIDATING TRUST (the successor to Hines Global REIT, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Period from July 1, 2020 through December 31, 2020
(In thousands)

The following unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets is presented assuming the disposition of Minneapolis Retail Center, as well as the effect of the disposition of The Rim and 25 Cabot, had occurred as of July 1, 2020. This unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statement of Net Assets and Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2020. This unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets is not necessarily indicative of what the actual financial position would have been had we completed this transaction on July 1, 2020, nor does it purport to represent our future financial position.

	For the Period from July 1, 2020 through December 31, 2020 (a)	Adjustments for the disposition of Minneapolis Retail Center (b)	Prior Dispositions Pro Forma Adjustments (c)	Pro Forma

Net assets in liquidation, beginning of period	$1,463,820	$—	$—	$1,463,820
Change in liquidation value of investments in real estate	(31,699)	(20,000)	(12,024)	(63,723)
Remeasurement of assets and liabilities, including costs in excess of estimated income	22,851	(1,376)	1,945	23,420
Net decrease in liquidation value	(8,848)	(21,376)	(10,079)	(40,303)
Liquidating distributions to unitholders	(905,266)	—	—	(905,266)
Changes in net assets in liquidation	(914,114)	(21,376)	(10,079)	(945,569)
Net assets in liquidation, end of period	$549,706	$(21,376)	$(10,079)	$518,251

See notes to unaudited pro forma condensed consolidated financial statements.

HGR LIQUIDATING TRUST (the successor to Hines Global REIT, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2020
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of Minneapolis Retail Center, as well as the effect of the disposition of The Rim, 25 Cabot and Riverside Center, had occurred as of January 1, 2020. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statement of Net Assets and Pro Forma Condensed Consolidated Statement of Changes in Net Assets appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2020. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed these transactions on January 1, 2020, nor does it purport to represent our future operations.

	Six Months Ended June 30, 2020 (a)	Adjustments for the disposition of Minneapolis Retail Center (b)	Prior Disposition Pro Forma Adjustments (c)	Pro Forma
Revenues:
Rental revenue	$61,632	$(7,895)	$(29,129)	$24,608
Other revenue	1,047	(19)	(367)	661
Total revenues	62,679	(7,914)	(29,496)	25,269
Expenses:
Property operating expenses	19,560	(2,406)	(10,996)	6,158
Real property taxes	8,661	(2,337)	(3,041)	3,283
Property management fees	1,466	(186)	(466)	814
Asset management fees	10,762	(973)	(5,322)	4,467
General and administrative expenses	3,904	—	—	3,904
Impairment losses	18,591	—	—	18,591
Total expenses	62,944	(5,902)	(19,825)	37,217
Other income (expenses):
Gain (loss) on derivative instruments	20,416	—	—	20,416
Gain (loss) on sale of real estate investments	68,206	—	—	68,206
Foreign currency gains (losses)	(4,984)	—	—	(4,984)
Interest expense	(4,319)	—	1,827	(2,492)
Other income (expenses)	1,191	—	(4)	1,187
Income (loss) before benefit (provision) for income taxes	80,245	(2,012)	(7,848)	70,385
Benefit (provision) for income taxes	(2,922)	—	—	(2,922)
Net income (loss)	77,323	(2,012)	(7,848)	67,463
Net (income) loss attributable to noncontrolling interests	23	—	—	23
Net income (loss) attributable to common stockholders	$77,346	$(2,012)	$(7,848)	$67,486
Basic and diluted income (loss) per common share:	$0.29	$—	$—	$0.26
Weighted average number of common shares outstanding	264,131	—	—	264,131

See notes to unaudited pro forma condensed consolidated financial statements.

HGR LIQUIDATING TRUST (the successor to Hines Global REIT, Inc.)
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of December 31, 2020

(a)Reflects the Company's historical Condensed Consolidated Statement of Net Assets as of December 31, 2020.

(b)Amounts represent the adjustments necessary to remove the assets and liabilities associated with Minneapolis Retail Center, and to add liabilities incurred due to the sale of the property.

(c)Reflects the proceeds received from the sale of Minneapolis Retail Center.

(d)Reflects the Company's disposition of The Rim. Amounts represent the adjustments necessary to remove the assets and liabilities associated with The Rim, and to add liabilities incurred due to the sale of the property. These adjustments also include the effect of the sales of The Rim outparcels which were sold separately in 2021.

(e)Reflects the proceeds received from the sale of The Rim, including the effect of the outparcel sales, which were sold separately in 2021.

Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the period July 1, 2020 through December 31, 2020

(a)Reflects the Company's historical Condensed Consolidated Statement of Changes in Net Assets for the period from July 1, 2020 through December 31, 2020.

(b)Amounts represent the adjustments necessary to remove the effect of Minneapolis Retail Center from the Condensed Consolidated Statement of Changes in Net Assets including the change in the liquidation value of investments in real estate and the remeasurement of assets and liabilities, including costs in excess of estimated income associated with Minneapolis Retail Center.

(c)Reflects the Company’s disposition of The Rim and 25 Cabot. Amounts represent the adjustments necessary to remove the effect of The Rim and 25 Cabot from the Condensed Consolidated Statement of Changes in Net Assets including the change in the liquidation value of investments in real estate and the remeasurement of assets and liabilities, including costs in excess of estimated income associated with The Rim and 25 Cabot.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2020

(a)Reflects the Company's historical Condensed Consolidated Statement of Operations for the six months ended June 30, 2020.

(b)Amounts represent the adjustments necessary to remove the historical revenues and expenses of Minneapolis Retail Center, including property operating expenses, property taxes, property management fees, and asset management fees associated with Minneapolis Retail Center. Such adjustments exclude the effect of the gain on sale, as this is a non-recurring transaction.

(c)Reflects the Company’s disposition of The Rim, 25 Cabot and Riverside Center. Amounts represent the adjustments necessary to remove the historical revenues and expenses of The Rim, 25 Cabot and Riverside Center, including property operating expenses, property taxes, property management fees, asset management fees, and other expenses associated with these properties. Such adjustments exclude the effect of the gain on sale, as these are non-recurring transactions.